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                                                                    EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL



                    [STEPHEN A. ZRENDA, JR., P.C. LETTERHEAD]


         We hereby consent to the use of our name in the Form S-8 registration statement of Power Technology, Inc.


Oklahoma City, Oklahoma                           STEPHEN A. ZRENDA, JR., P.C.
November 15, 2002

                                                  By: /s/ Stephen A. Zrenda, Jr.
                                                      --------------------------
                                                      Stephen A. Zrenda, Jr.